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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Claremont Technology Group, Inc.:

     We consent to the use of our report incorporated herein and to the reference to our Firm under the heading "Experts" on Form S-3 of Complete Business Solutions, Inc. (No. 33-70719) and incorporated by reference in this Registration Statement.

                                          KPMG Peat Marwick LLP

Portland, Oregon
February 2, 1999